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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2004


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                         0-16362               31-1221029
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)



                 4750 Ashwood Drive, Cincinnati, Ohio     45241
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352
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          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.

Item 12. Results of Operations and Financial Condition.

         On February 20, 2004, First Franklin Corporation issued a press release regarding its earnings for the year and quarter ended December 31, 2003. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST FRANKLIN CORPORATION



                                            By: /s/ Daniel T. Voelpel
                                                -------------------------------
                                                Daniel T. Voelpel
                                                Vice President and
                                                Chief Financial Officer


Date:  February 23, 2004



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                                INDEX TO EXHIBITS


 Exhibit Number                           Description
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       99               Press Release of First Franklin Corporation dated
                        February 20, 2004